UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2007 (May 11, 2006)
Date of Report (Date of earliest event reported)

GLOBAL REALTY DEVELOPMENT CORP.
(Exact name of Company as specified in its charter)

Delaware	000-32467	13-4105842
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11555 Heron Bay Boulevard, Suite 200
Coral Springs, Florida 33076

(Address of principal executive offices, including zip code)

Company's telephone number, including area code: (954) 603-0522

Copies to:
Addison K. Adams Esq.
Richardson & Patel LLP
Murdock Plaza
10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
310.208.1182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Company under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPILED INTERIM REVIEW.

Global Realty Development Corp. (the “Company”) has concluded that certain of the Company’s previously issued financial statements should no longer be relied upon because of an error in such financial statements resulting from unknown facts that existed at the time the financial statements were prepared.

As disclosed in the Company’s Annual Report on Form 10-KSB filed on April 12, 2007, the Company’s consolidated financial statements for the year ended December 31, 2005 have been restated to record the effect of additional losses on properties and valuation adjustments related to the market value of certain properties.

The Company filed its Annual Report on Form 10-KSB for the year ended December 31, 2005 on May 15, 2006.  Subsequent to the filing, the Company learned that a court ordered judgment had been issued on May 11, 2006 in reference to a property owned by the Company which was encumbered by a loan in default.  Although the Company first received notification of the default in November 2005, the Company was negotiating to cure the default when it filed its Form 10-KSB for 2005 and therefore did not write-off the property and associated loan in its Form 10-KSB filing for 2005.  Although the Company was negotiating this outstanding debt until May 2006, once the Company was advised of the May 11, 2006 court judgment, the Company concluded that its consolidated financial statements for the year ended December 31, 2005 should no longer be relied upon and restated such financial statements in its Annual Report on Form 10-KSB filed on April 12, 2007 by writing off the bad debt and associated properties as if it had occurred in November 2005 when the Company was first notified of the default.

The Company’s management has discussed with the Company’s independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).  After discussing these matters with its independent public accounting firm, the Company concluded in July 2006 that certain of the Company’s previously issued financial statements should no longer be relied upon because of an error in such financial statements resulting from the unknown facts regarding the defaulted loan and additional provisions for loss on property that existed at the time the financial statements were prepared.  The financial statements and years or period covered that should no longer be relied upon are as follows:  (i) Form 10-KSB for the year ended December 31, 2005 filed with the Securities and Exchange Commission on May 15, 2006.

The Company has filed restated consolidated financial statements for the year ended December 31, 2005 with the Securities and Exchange Commission under Item 7 to the Company’s Annual Report on Form 10-KSB filed on April 12, 2007.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL REALTY DEVELOPMENT CORP.

December 17, 2007	By:	/s/ Robert D. Kohn
Robert D. Kohn
Chief Executive Officer

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